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                                             Exhibit 10.1(b)
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                      List of Exhibits
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Exhibit Number                      Description
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1.3                           Form of Georgia Certificate of
                                Merger
1.4(a)                        Form of Employment Agreement
1.4(b)                        Form of Non-Compete Agreement
2.2(a)                        Restated Bylaws of the Company
2.2(b)                        Restated Bylaws of M&C
4.1                           Corporate Organization
4.2                           Share Ownership
4.3                           Company Approvals
4.4(b)                        States in which M&C is
                              Registered
                                as an Investment Adviser
4.4(d)                        Certain Occurrences
4.9                           Litigation
4.11(a)                       Advisory Clients
4.11(b)                       Other Agreements
4.11(c)                       Lease
4.11(d)                       Intangible Property
4.11(e)                       Investment Securities
4.11(f)                       Other Assets
4.12                          Benefit Plans
4.13                          Interests of Officers,
                              Directors
                                and Shareholders
4.14                          Employees
4.15                          Banks
4.16                          Insurance Policies
4.22                          Pooling Conditions
5.3                           Parent and Newco Approvals
5.4(b)                        Certain Occurrences
5.11                          Benefit Plans
6.3                           Form of Opinion of Counsel for
                                the Company and the Shareholders
7.3                           Form of Opinion of Counsel for
                                Parent and Newco
8.1(b)                        Exceptions to Carry On in
                                Regular Course
8.1(b)(i)                     Notice of Change in Control
8.5                           Pooling Covenants
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